Delaware
Investments(SM)                                   Delaware Strategic Income Fund
--------------------------------------
A member of Lincoln Financial Group(R)






Current Income





                               [GRAPHIC OMITTED]






                                                              2001 ANNUAL REPORT




                            (Current Income Artwork)

TABLE OF CONTENTS
-----------------


Letter to Shareholders           1

Portfolio Management
Review                           3

Performance Summary              6

Financial Statements

Statement of Net Assets          7

Statement of Operations         12

Statements of Changes in
Net Assets                      13

Financial Highlights            14

Notes to Financial
Statements                      18

Report of Independent
Auditors                        22

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $83 billion in assets as of June 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

"IN A RECOVERY, OVERALL

BOND CREDIT QUALITY

SHOULD IMPROVE ONCE

CORPORATIONS BEGIN

TO STRENGTHEN THEIR

BALANCE SHEETS AND

PUT THE WORST OF

THEIR RECENT POOR

PERFORMANCE

BEHIND THEM."




Dear Shareholder


August 1, 2001

Recap of Events -- The past year has been particularly challenging for U.S. businesses and investors. Coming off a record-setting, decade-long period of growth, the U.S. economy began slowing considerably during the second half of 2000, creating a difficult corporate earnings environment and volatile capital markets. The sharp economic downturn has arguably been brought on by several events, including dramatically higher oil prices, an acute electricity shortage in California, and the Federal Reserve's series of interest-rate hikes in late 1999 and early 2000.

During the slowdown that began in the second half of 2000, business spending decreased substantially while corporate bond credit quality deteriorated across many sectors (Source: Standard & Poor's). In response, the Federal Reserve Board began an aggressive campaign of monetary easing in January of 2001, enacting six interest-rate cuts in six months totaling 2.75%.

Delaware Strategic Income Fund returned -1.85% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2001. Its benchmark, the Lehman Brothers Aggregate Bond Index, rose 8.12% for the same period. Your Fund's return trailed the Lipper Multi-Sector Funds Average, which returned +2.60% for the same period. Your Fund's 30-day current SEC yield as of July 31, 2001 was +7.24% (Class A shares measured according to SEC guidelines).

Market Outlook -- As investors await signs of economic recovery, we believe they will continue to diversify their portfolios by buying more bonds and bond mutual funds. We think the outlook for corporate bonds remains quite positive in the intermediate term. With economic indicators still mixed at best, there has been no indication that the Fed is finished with its efforts to ease interest rates. Further rate cuts should be beneficial to investors in bond mutual funds, which have seen inflows throughout much of 2001 (Source: AMG Data Services).

Total Return

For the period ended July 31, 2001                           One Year
--------------------------------------------------------------------------------
Delaware Strategic Income Fund -- Class A Shares             -1.85%
--------------------------------------------------------------------------------
Lipper Multi-Sector Funds Average (125 funds)                +2.60%
Lehman Brothers Aggregate Bond Index                         +8.12%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Multi-Sector Funds Average represents the average return of all multi-sector bond funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

We also believe there are plenty of reasons for investors to take the optimistic view that an economic rebound is not far off. In a recovery, overall bond credit quality should improve once corporations begin to strengthen their balance sheets and put the worst of their recent poor performance behind them.

Regardless of the timing for a potential economic rebound, we believe that, going forward, the Delaware Strategic Income Fund can play an important role in a well-diversified investment portfolio. Delaware Investments has recently made a strong commitment to strengthening its fixed-income products, and we believe that commitment has already begun to pay off with the strong recent performance for many of our bond funds. We think our current fixed-income team's extensive capabilities provide Delaware's fixed-income Funds with an opportunity to succeed in the marketplace.

On the following pages, management explains the Fund's positioning over the year ended July 31, 2001 and provides an outlook for the coming months. We thank you for your continued confidence in, and your commitment to Delaware Investments.



Sincerely,



/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

               Peter C. Andersen
           Vice President/Senior
          Portfolio Manager U.S.
                High-Yield Bonds

                Paul Grillo, Jr.
Vice President/Portfolio Manager
     U.S. Investment Grade Bonds

                Christopher Moth
       Senior Portfolio Manager,
Director of Investment Strategy,
      Fixed-Income and Currency,
        and Director of Delaware
     International Advisers Ltd.

                    Joanna Bates
       Senior Portfolio Manager,
     Credit and Emerging Markets
       of Delaware International
                   Advisers Ltd.

                  August 1, 2001




PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware Strategic Income Fund generated a -1.85% return for the fiscal year ended July 31, 2001 (Class A shares at net asset value with distributions reinvested). As the 12-month fiscal period began, both our high-yield and foreign-bond allocations were facing challenging environments, while prices in the U.S. Treasury and high-grade corporate bond markets were rising. The Fund received a boost when the high-yield market experienced a long-awaited rally at mid-fiscal year, but many of the gains realized in high-yield were ultimately given back as the rally was not sustained in the spring of 2001.

With economies slowing worldwide, corporate earnings weakness and bond credit quality were major concerns throughout our fiscal year. Because investors aggressively sought higher-quality issues, the disparity between yields on bonds of different credit qualities rose to extremely high levels. This disparity, or spread, surpassed that seen during the 1998 emerging markets crisis and the 1991 recession (Source: Moody's Investors Service). Higher yield spreads, which can be considered a premium to investors, have made many corporate bonds very attractive so far in 2001.

In January, the U.S. Federal Reserve began cutting interest rates aggressively in an attempt to stimulate the slowing economy. By our fiscal year-end, the Fed's European counterpart -- the European Central Bank -- appeared ready to follow suit.

Portfolio Highlights
U.S. High-Yield Bonds -- For much of the 12-month fiscal period, the high-yield bond market continued to experience the troubles that have plagued it since the summer of 1998. Credit concerns generally inhibited the performance of non-investment-grade securities, and investors often sought only those fixed-income securities of the highest credit qualities. In addition, the market continued to suffer from a rising default rate.

A new investment team, led by Peter Andersen, took over management of our high-yield bond portfolio in September 2000. In the early months of their tenure, the team made some changes to the portfolio, and these changes were completed just as the high-yield market began seeing improved performance in December 2000.

In mid-February, however, the momentum slowed when credit problems in the telecommunications sector began emerging as a result of a slowing economy, coupled with other factors. Creditors began assessing telecom issuers on the basis of liquidity, and as a result, funding requirements became the primary measure for evaluating risk among these companies.

Delaware Strategic Income Fund
Net Asset Allocation
As of July 31, 2001

[GRAPHIC OMITTED]

U.S. Investment-Grade Bonds & Notes 15.5%

U.S. High-Yield Bonds 43.7%


Cash and Other Assets 5.7%

Foreign Bonds 35.1%



During the second half of our fiscal year, we concentrated on more defensive sectors, which we believed offered the strongest potential returns. In a period of economic uncertainty, the cable industry in particular is an attractive alternative to traditional high-growth industries such as telecommunications. Return in the industry is generated by cash flow from cable subscribers who pay a fixed rate for monthly service -- an amount that's generally resistant to recession and individual financial hardship. Access to a broad spectrum of companies allows us to maintain positions in core names, as well as some smaller players that offer the potential for higher growth. Both Charter Communications and Adelphia Communications remain among the Fund's top cable holdings.

Foreign Bonds -- International fixed-income markets, driven by weaker global economies, often showed flat to declining returns during our fiscal year. For the fiscal year ended July 31, 2001, the Salomon Smith Barney Non-U.S. World Government Bond Index, a benchmark index for the non-U.S. portion of your Fund, fell by 2.46% in U.S. dollar terms.

Wide discrepancies in U.S. currency valuations played a role in our returns from non-U.S. bonds throughout the fiscal year. For much of the year, returns that were strong in local-currency terms were diminished after being converted to U.S. dollars.

As of fiscal year-end, our outlook remains cautious, as we believe economies are getting weaker across the globe. Many economies seem to be feeling the ripple effects of a slowing U.S. economy, where we believe the momentum is still downward. As a result, we think the Fed is likely to make further rate cuts.


During much of the fiscal year, we felt that a number of world currencies --including the euro and both the Australian and New Zealand dollars -- were undervalued versus the U.S. dollar. As a result, we kept the foreign bond portion of Delaware Strategic Income Fund weighted heavily in those currencies. As of July 31, 2001, the Fund's largest non-U.S. debt allocations included South Africa, Sweden, and Poland.

U.S. Investment Grade Bonds -- Our allocation to domestic investment-grade bonds comprised 12.3% of the portfolio as of July 31, 2001. Generally, investment grade corporate bonds fared well during the period, as investors sought the relative security of high credit-quality issues. Domestic high-grade corporate bond holdings as of July 31, 2001 included visible names such as Ford Motor, USX, and AOL Time Warner.

Delaware Strategic Income Fund
Portfolio Characteristics

July 31, 2001
---------------------------------------
Current 30-Day SEC Yield*   7.24%
---------------------------------------
Average Credit Quality      A
---------------------------------------
Average Duration**          5.72 years
---------------------------------------
Average Maturity***         11.37 years
---------------------------------------

  *For Class A shares measured according
   to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC
   yield as of July 31, 2001 for both Class B and Class C shares was 6.86%. Current
   30-day SEC yield as of July 31, 2001 for
   Institutional Class shares was 7.88%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest-rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average maturity is the average time
   remaining until scheduled repayment by
   issuers of portfolio securities.

U.S. Treasury bonds and notes, which represented 3.2% of net assets as of July 31, 2001, performed quite well on a relative basis throughout much of the period. Since our investment strategy limits the amount of U.S. Treasuries the Fund can hold, we had fewer U.S. Treasuries than the benchmark index during the fiscal year and did not benefit from their strong performance to the same extent as the benchmark.

Outlook
Because the U.S. economy is currently slowing, we expect more companies to miss earnings projections during the second half of 2001 -- especially in economically sensitive sectors. This could lead to ongoing credit concerns in corporate bond markets. Even so, we believe that the Federal Reserve's bias toward lower interest rates is a cause for optimism about the U.S. economy's prospects later in the year. We believe this brighter long-term economic outlook bodes positively for corporate debt markets.

In addition, we continue to believe our foreign bond allocation is well-positioned for the near-term future given certain currency valuations. With these considerations, we are optimistic that Delaware Strategic Income Fund can produce a stronger total return in the next fiscal year.

FUND BASICS
-----------
As of July 31, 2001

Fund Objective
The Fund seeks high current income
and total return.

Total Fund Net Assets
$27.96 million

Number of Holdings
204

Fund Start Date
October 1, 1996

Your Fund Management
Peter C. Andersen is a Senior
Portfolio manager of Delaware's
high-yield funds. Prior to joining
Delaware Investments in
September 2000, Mr. Andersen was
portfolio manager at Conseco
Capital Management, where he
managed high-yield portfolios for
both institutional and retail
products. He is a CFA charterholder.

Paul Grillo, Jr. joined Delaware
Investments in 1993, after serving
as a Mortgage Strategist and Trader
at Dreyfus Corporation. He is a
CFA charterholder.

Christopher Moth joined
Delaware International Advisers
Ltd. in 1992 and currently chairs
the firm's Global Fixed-Income and
Currency Committee. He previously
worked at the Guardian Royal
Exchange and has also been
awarded the certificate of Finance
and Investment from the Institute of
Actuaries in London.

Joanna Bates is a graduate of
London University and joined
Delaware International Advisers
Ltd. in 1997. Previously she was
Associate Director, Fixed-Income at
Hill Samuel Investment
Management Ltd.

Nasdaq Symbols
Class A  DISAX
Class B  DISBX
Class C  DISCX

DELAWARE STRATEGIC INCOME FUND PERFORMANCE
------------------------------------------


              Delaware Strategic                 Lehman Brothers
              Income Fund -- Class A Shares      Aggregate Bond Index
Oct '96            $9,521                             $10,000
Jan '97             9,779                              10,108
Jul '97            10,351                              10,669
Jan '98            10,796                              11,191
Jul '98            10,969                              11,508
Jan '99            10,963                              12,095
Jul '99            10,663                              11,793
Jan '00            10,492                              11,870
Jul '00            10,401                              12,496
Jan '01            10,525                              13,511
Jul '01            10,349                              14,082



Chart assumes $10,000 invested on October 1, 1996 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that generally tracks the broad U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through July 31, 2001                   Lifetime              One Year
--------------------------------------------------------------------------------
Class A (Est. 10/1/96)
    Excluding Sales Charge              +1.73%                  -1.85%
    Including Sales Charge              +0.73%                  -6.61%
--------------------------------------------------------------------------------
Class B (Est. 10/1/96)
    Excluding Sales Charge              +0.95%                  -2.61%
    Including Sales Charge              +0.67%                  -6.19%
--------------------------------------------------------------------------------
Class C (Est. 10/1/96)
    Excluding Sales Charge              +0.95%                  -2.84%
    Including Sales Charge              +0.95%                  -3.73%
--------------------------------------------------------------------------------
Delaware Strategic Income Fund invests in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended July 31, 2001 for Delaware Strategic Income Fund's Institutional Class were +1.97% and -1.61%, respectively. The Institutional Class shares were first made available on October 1, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Strategic Income Fund during the period. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DISIX

Statement of Net Assets

DELAWARE STRATEGIC INCOME FUND
------------------------------

                                                                         Market
                                                          Principal      Value
July 31, 2001                                             Amount*       (U.S. $)
--------------------------------------------------------------------------------
              Agency Collateralized Mortgage Obligations - 1.53%
              Fannie Mae Whole Loan Series 98-W3 A2
                6.50% 7/25/28 ........................  USD 101,958    $ 103,026
              Freddie Mac Series 2303-CW
                8.50% 11/15/24 .......................       85,000       91,975
              Freddie Mac Series T-11 A5
                6.50% 1/25/15 ........................       50,000       51,959
              Freddie Mac Series T-11 A6
                6.50% 9/25/18 ........................       75,000       77,250
              GNMA Series 98-9 B 6.85% 12/20/25 ......      100,000      103,181
                                                                       ---------
              Total Agency Collateralized Mortgage
                Obligations (cost $421,458) ..........                   427,391
                                                                       ---------

              Agency Mortgage-Backed Securities - 7.28%
              Fannie Mae
                6.375% 8/15/07 ....................... AUD  830,000      419,928
                6.50% 8/15/04 ........................ USD   30,000       31,608
                6.50% 6/1/16 .........................       97,525       99,110
                6.50% 7/1/16 .........................      129,386      131,489
                6.50% 6/1/31 .........................       99,915       99,946
                6.625% 11/15/30 ......................       70,000       73,133
                7.00% 8/1/31 .........................      500,000      508,915
                7.50% 8/1/30 .........................       85,000       87,470


              Freddie Mac
                7.00% 4/1/30 .........................      445,332      454,377
                7.00% 8/1/31 .........................       40,000       40,750
              GNMA
                6.50% 12/15/23 .......................       35,528       36,028
                9.50% 9/15/17 ........................       18,433       20,363
                10.00% 7/15/17 .......................       30,430       34,015
                                                                       ---------

              Total Agency Mortgage-Backed
              Securities (cost $2,037,406) ...........                 2,037,132
                                                                       ---------

              Agency Obligations - 0.44%
              Freddie Mac 6.50% 7/1/31 ...............       79,932       80,032
              Sallie Mae Series 98-1 A1
                6.738% 1/25/07 .......................       41,573       41,597
                                                                       ---------
              Total Agency Obligations
                (cost $120,947)                                          121,629
                                                                       ---------

              Asset-Backed Securities - 1.96%
              Case Equipment Loan Trust
                Series 98-A A4 5.83% 2/15/05 .........      110,921      111,001
              Centex Home Equity Series 01-B A4
                6.41% 2/25/30 ........................       60,000       60,806
              NationsCredit Grantor Trust Series 97-1A
                6.75% 8/15/13 ........................       89,347       92,744
              Peoplefirst.com Auto Receivables Owner
                Trust Series 00-2 A4 6.43% 9/15/07 ...      100,000      103,855
              Philadelphia, Pennsylvania Authority
                For Industrial Development Tax Claim
                Revenue Class A 6.488% 6/15/04 .......       85,351       85,137

                                                                   Market
                                                      Principal    Value
                                                      Amount*      (U.S. $)
--------------------------------------------------------------------------------


              Asset-Backed Securities (continued)
              Residential Asset Securities
              Series 00-KS4 AI3 7.355% 1/25/26           USD 90,000      $93,677
                                                                       ---------
              Total Asset-Backed Securities
                (cost $537,600)                                          547,220
                                                                       ---------

              Commercial Mortgage-Backed Securities - 1.15%
              Commercial Series 00-C1A1
                7.206% 9/15/08 .......................       95,269      100,547
              GMAC Commercial Mortgage
              Securities Series 00-C2 A2
                7.455% 6/16/10 .......................      140,000      150,533
              Lehman Brothers UBS Commercial
              Mortgage Trust Series 01-C3 A2
              6.365% 12/15/28                                70,000       70,853
                                                                       ---------
              Total Commercial Mortgage-Backed
                Securities (cost $313,090) ...........                   321,933
                                                                       ---------
              Corporate Bonds - 43.67%
              Aerospace & Defense - 0.32%
              Alliant Techsystems 144A
                8.50% 5/15/11 ........................       85,000       88,400
                                                                       ---------
                                                                          88,400
                                                                       ---------
              Automobiles & Automotive Parts - 0.29%
              American Axle & Manufacturing
                9.75% 3/1/09 .........................       55,000       56,650
              Ford Motor 7.45% 7/16/31 ...............       25,000       25,269
                                                                       ---------
                                                                          81,919
                                                                       ---------


              Banking, Finance & Insurance - 2.37%
              Axa 8.60% 12/15/30 .....................       25,000       28,428
              Bank of Hawaii 6.875% 6/1/03 ...........       20,000       20,443
              Barclays Bank 7.375% 6/29/49 ...........       65,000       66,922
              BB&T 6.50% 8/1/11 ......................       15,000       15,125
          ****Coaxial 12.875% 8/15/08 ................       75,000       56,625
              Erac USA Finance 144A 7.35% 6/15/08 ....       50,000       51,239
              Osprey Trust 144A 8.31% 1/15/03 ........      200,000      206,777
              Sovereign Bancorp 10.50% 11/15/06 ......       90,000       97,538
              US Bank 6.375% 8/1/11 ..................       40,000       40,410
              Wells Fargo Bank 7.55% 6/21/10 .........       75,000       81,678
                                                                       ---------
                                                                         665,185
                                                                       ---------
              Buildings & Materials - 0.97%
              Beazer Homes USA 8.625% 5/15/11                95,000       97,138
              Lennar 9.95% 5/1/10                            55,000       60,225
              KB HOME 9.50% 2/15/11 ..................       55,000       56,650
              Ryland 9.125% 6/15/11 ..................       55,000       56,306
                                                                       ---------
                                                                         270,319
                                                                       ---------
              Cable, Media & Publishing - 6.28%
              Adelphia Communications
                10.25% 6/15/11 .......................      175,000      171,500
              AOL Time Warner 6.75% 4/15/11 ..........       35,000       35,554

                                                                      Market
                                                          Principal   Value
Delaware Strategic Income Fund                            Amount*     (U.S. $)
--------------------------------------------------------------------------------

              Corporate Bonds (continued)
              Cable, Media & Publishing (continued)
              Charter Communications
          ****9.92% 4/1/11 ...........................  USD 150,000    $ 103,875
                10.00% 4/1/09 ........................      220,000      226,049
              Coaxial Communications
                10.00% 8/15/06 .......................      115,000      115,575
              Comcast Cable Communications
                6.75% 1/30/11 ........................       60,000       60,005
              CSC Holdings 7.25% 7/15/08 .............      200,000      200,821
              Emmis Communications
                8.125% 3/15/09 .......................       25,000       24,000
          ****Insight Communications 144A
                12.25% 2/15/11 .......................      155,000       91,063
              Insight Midwest 144A
                10.50% 11/1/10 .......................       50,000       54,000
              KEY3MEDIA 11.25% 6/15/11 ...............       85,000       82,875
              Mediacom 7.875% 2/15/11 ................      175,000      163,188
              Nextmedia 10.75% 7/1/11 ................      110,000      115,088
              NTL Communications
                11.50% 2/1/06 ........................      100,000       66,500
              Penton Media 144A
                10.375% 6/15/11 ......................       60,000       59,100
              Radio One 144A 8.875% 7/1/11 ...........       55,000       56,375
              Rogers Cablesystems
                10.00% 3/15/05 .......................      120,000      129,150
                                                                       ---------
                                                                       1,754,718
                                                                       ---------
              Chemicals - 2.35%
              Avecia 11.00% 7/1/09 ...................       55,000       55,344
              IMC Global 7.40% 11/1/02 ...............      250,000      235,881
              Isp Chemco 144A 10.25% 7/1/11 ..........       80,000       80,400
              Lyondell Chemical 9.875% 5/1/07 ........      175,000      176,750
              Macdermid 144A 9.125% 7/15/11 ..........      110,000      109,450
                                                                       ---------
                                                                         657,825
                                                                       ---------
              Computers & Technology - 1.46%
              Amkor Technology 9.25% 5/1/06 ..........       15,000       13,725
              Asat Finance 12.50% 11/1/06 ............       39,000       35,295
              ChipPAC International 12.75% 8/1/09            55,000       53,075
              Computer Science 7.50% 8/8/05 ..........      125,000      129,586
              Fairchild Semiconductor
                10.375% 10/1/07 ......................       60,000       60,450
              Seagate Technologies
                12.50% 11/15/07 ......................      115,000      115,863
                                                                       ---------
                                                                         407,994
                                                                       ---------
              Consumer Products - 0.41%
              American Greetings
                6.10% 8/1/28 .........................       75,000       62,367
                11.75% 7/15/08 .......................       55,000       52,525
                                                                       ---------
                                                                         114,892
                                                                       ---------

                                                                   Market
                                                      Principal    Value
                                                      Amount*      (U.S. $)
--------------------------------------------------------------------------------
              Corporate Bonds (continued)
              Electronics & Electrical Equipment - 1.51%
              Arrow Electronics 8.20% 10/1/03 ........  USD  60,000     $ 61,810
              Avista 144A 9.75% 6/1/08 ...............       60,000       64,959
              Flextronics International
                9.875% 7/1/10 ........................      175,000      179,375
              Mirant Americas 144A 8.30% 5/1/11 ......      110,000      117,203
                                                                       ---------
                                                                         423,347
                                                                       ---------
              Energy - 1.65%
              BRL Universal Equipment
                8.875% 2/15/08 .......................       55,000       55,550
              Chesapeake Energy 8.50% 3/15/12 ........      135,000      128,925
              Mission Energy 144A
                13.50% 7/15/08 .......................      175,000      177,187
              NRG Energy 6.75% 7/15/06 ...............       30,000       30,611
              Pride International 10.00% 6/1/09 ......       65,000       70,363
                                                                       ---------
                                                                         462,636
                                                                       ---------
              Environmental Services - 0.43%
              Allied Waste North America
                7.875% 1/1/09 ........................      120,000      119,700
                                                                       ---------
                                                                         119,700
                                                                       ---------
              Food, Beverage & Tobacco - 1.69%
              Agrilink Foods 11.875% 11/1/08 .........       50,000       47,313
              Archer Daniels Midland
                7.00% 2/1/31 .........................       35,000       35,063
            **Big V Supermarkets 11.00% 2/15/04.....        350,000       71,750
              Cott 9.375% 7/1/05 .....................       90,000       92,025
              Delhaize America 144A
                9.00% 4/15/31 ........................       50,000       57,465
              Di Giorgio 10.00% 6/15/07 ..............      120,000      112,200
              National Wine & Spirits
                10.125% 1/15/09 ......................       55,000       55,550
                                                                       ---------
                                                                         471,366
                                                                       ---------
              Healthcare & Pharmaceuticals - 3.27%
              Davita 144A 9.25% 4/15/11 ..............       55,000       57,475
              Fresensius Medical Care TOPrS
                9.00% 12/1/06 ........................          145      150,438
              HCA 7.875% 2/1/11 ......................      130,000      134,225
              Healthsouth 8.50% 2/1/08 ...............      110,000      113,575
              Magellan Health Services 144A
                9.375% 11/15/07 ......................       90,000       93,150
              Omnicare 8.125% 3/15/11 ................       50,000       51,375
              Tenet Healthcare 7.625% 6/1/08 .........      185,000      194,712
              Triad Hospitals 144A 8.75% 5/1/09 ......      115,000      119,025
                                                                       ---------
                                                                         913,975
                                                                       ---------
              Industrial Machinery - 1.11%
              Briggs&Stratton 144A
                8.875% 3/15/11 .......................       90,000       92,250
              Grant Prideco 9.625% 12/1/07 ...........      100,000      101,750
              Iron Mountain 8.625% 4/1/13 ............      115,000      117,300
                                                                       ---------
                                                                         311,300
                                                                       ---------

                                                                        Market
                                                          Principal     Value
Delaware Strategic Income Fund                            Amount*       (U.S. $)
--------------------------------------------------------------------------------

              Corporate Bonds (continued)
              Leisure, Lodging & Entertainment - 3.85%
              Alliance Gaming 10.00% 8/1/07 ..........  USD 170,000    $ 171,274
              Anchor Gaming 9.875% 10/15/08 ..........      150,000      163,875
              Bally Total Fitness Series D
                9.875% 10/15/07 ......................       65,000       65,325
              Extended Stay America 144A
                9.875% 6/15/11 .......................       25,000       25,250
              Host Marriot 8.375% 2/15/06 ............      115,000      114,713
              International Game Technology
                8.375% 5/15/09 .......................      175,000      183,093
              MGM Mirage 8.375% 2/1/11 ...............      110,000      112,338
              Park Place Entertainment
                8.875% 9/15/08 .......................       85,000       87,763
              Station Casinos 9.875% 7/1/10 ..........      150,000      154,313
                                                                       ---------
                                                                       1,077,944
                                                                       ---------
              Metals & Mining - 0.66%
              United States Steel 10.75% 8/1/08 ......       55,000       55,550
              USX 6.85% 3/1/08 .......................      100,000      103,248
              WCI Steel 10.00% 12/1/04 ...............       35,000       25,375
                                                                       ---------
                                                                         184,173
                                                                       ---------
              Packaging & Containers - 0.65%
              Packaging Corporation America
                9.625% 4/1/09 ........................       60,000       64,500
              Sealed Air 144A 8.75% 7/1/08 ...........       40,000       39,846
              Stone Container 144A 9.75% 2/1/11 ......       75,000       78,375
                                                                       ---------
                                                                         182,721
                                                                       ---------
              Paper & Forest Products - 1.38%
              Doman Industries 12.00% 7/1/04 .........       80,000       80,400
              Georgia Pacific 8.125% 5/15/11 .........       15,000       15,508
              Potlatch 144A 10.00% 7/15/11 ...........       55,000       56,375
              Tembec Industries 8.50% 2/1/11 .........      225,000      232,875
                                                                       ---------
                                                                         385,158
                                                                       ---------
              Real Estate - 1.03%
              Felcor Lodging 9.50% 9/15/08 ...........       55,000       55,963
              La Quinta Properties 7.40% 9/15/05 .....       55,000       51,700
              Nationwide Health Properties
                7.06% 12/5/06 ........................       60,000       55,539
              Simon Property Group
                7.375% 1/20/06 .......................      120,000      124,718
                                                                       ---------
                                                                         287,920
                                                                       ---------
              Retail - 1.44%
              J Crew 10.375% 10/15/07 ................      100,000       87,000
              Levi Strauss 11.625% 1/15/08 ...........       90,000       86,625
              Lowes Companies 7.50% 12/15/05 .........       80,000       85,421
              Office Depot 144A 10.00% 7/15/08 .......       55,000       55,413
              Saks 7.25% 12/1/04 .....................       95,000       88,112
                                                                       ---------
                                                                         402,571
                                                                       ---------

                                                                       Market
                                                      Principal        Value
                                                      Amount*          (U.S. $)
--------------------------------------------------------------------------------

              Corporate Bonds (continued)
              Telecommunications - 5.55%
              Advanstar Communications
                12.00% 2/15/11 .......................   USD 50,000     $ 51,250
          ****Allegiance Telecom 11.75% 2/15/08             190,000      111,150
              American Tower 144A 9.375% 2/1/09 ......      130,000      121,387
              AT&T Wireless Services 144A
                7.875% 3/1/11 ........................       20,000       21,005
              Crown Castle 144A 9.375% 8/1/11 ........      110,000       98,725
              Dobson Communications
                10.875% 7/1/10 .......................      110,000      113,025
              Echostar DBS 9.375% 2/1/09 .............      115,000      118,019
          ****Level 3 Communications
                12.875% 3/15/10 ......................       85,000       23,375
              McLeodUSA 9.25% 7/15/07 ................       80,000       41,200
              Metromedia Fiber Network
                10.00% 11/15/08 ......................       90,000       25,200
          ****Metronet Communications
                10.75% 11/1/07 .......................       30,000       29,063
              Nextel Communications
                9.375% 11/15/09 .....................        10,000        8,263
                9.50% 2/1/11 ........................       320,000      263,999
                12.00% 11/1/08 ......................       130,000      123,824
          ****Nextlink Communications
                9.45% 4/15/08 .......................       175,000       31,500
              Paxson Communications 144A
                10.75% 7/15/08 .......................       55,000       57,200
              Telus 7.50% 6/1/07 .....................       30,000       31,525
              Telewest Communications
                11.25% 11/1/08 .......................       75,000       62,625
              Time Warner Telecommunications
                10.125% 2/1/11 .......................      125,000      110,625
              Williams Communication
                11.70% 8/1/08 ........................      130,000       56,550
              Worldcom 8.25% 5/15/31 .................       50,000       51,413
                                                                       ---------
                                                                       1,550,923
                                                                       ---------
              Transportation & Shipping - 1.12%
              Atlas Air 10.75% 8/1/05 ................      125,000       93,750
              Teekay Shipping 144A 8.875% 7/15/11 ....       90,000       92,813
              United Air Lines 7.186% 4/1/11 .........      120,000      125,853
                                                                       ---------
                                                                         312,416
                                                                       ---------
              Utilities - 3.65%
              AES 8.75% 6/15/08 ......................      170,000      167,450
              Azurix 10.75% 2/15/10 ..................      115,000      117,875
              Calpine 8.50% 5/1/08 ...................      290,000      294,792
              CMS Energy 9.875% 10/15/07 .............      105,000      113,330
              Midland Funding II 11.75% 7/23/05 ......      175,000      194,250
              PG&E Energy Holdings 144A
                10.375% 5/16/11 ......................       30,000       31,597
              Sesi 144A 8.875% 5/15/11 ...............      105,000      101,850
                                                                       ---------
                                                                       1,021,144
                                                                       ---------

                                                                     Market
                                                      Principal      Value
Delaware Strategic Income Fund                        Amount*        (U.S. $)
--------------------------------------------------------------------------------
              Corporate Bonds (continued)
              Miscellaneous - 0.23%
              Stewart Enterprises 144A
                10.75% 7/1/08 ........................ USD   60,000  $    63,300
                                                                     -----------
                                                                          63,300
                                                                     -----------
              Total Corporate Bonds
                (cost $12,474,991) ...................                12,211,846
                                                                     -----------

              Foreign Bonds - 35.11%
              Australia - 1.68%
              Queensland Treasury
                6.00% 6/14/11 ........................ AUD  950,000      468,874
                                                                     -----------
                                                                         468,874
                                                                     -----------
              Austria - 1.05%
              Bank of Austria 10.875% 11/17/04 ....... AUD  250,000      142,563
              Republic of Austria 7.25% 5/3/07 ....... DEM  300,000      150,052
                                                                     -----------
                                                                         292,615
                                                                     -----------
              Brazil - 3.10%
              Federal Republic of Brazil
                11.00% 8/17/40 ....................... USD 1,240,00      868,000
                                                                     -----------
                                                                         868,000
                                                                     -----------
              Canada - 2.61%
              Electric Power Development
                10.375% 9/27/01 ...................... CAD  200,000      131,774

              Government of Canada
                10.25% 3/15/14 .......................      230,000      210,187
              Ontario Province 6.25% 12/3/08 ......... NZD 1,000,00      387,995
                                                                     -----------
                                                                         729,956
                                                                     -----------
              Chile - 0.27%
              Banco Santander 6.50% 11/1/05 .......... USD   75,000       76,744
                                                                     -----------
                                                                          76,744
                                                                     -----------
              Germany - 0.56%
              Deutschland Republic 4.75% 7/4/28....... EUR  200,000      156,888
                                                                     -----------
                                                                         156,888
                                                                     -----------
              Greece - 1.34%
              Hellenic Republic
                8.60% 3/26/08 ........................ EUR  205,429      214,723
                8.70% 4/8/05 .........................      160,000      158,970
                                                                     -----------
                                                                         373,693
                                                                     -----------
              Italy - 0.60%
              Buoni Poliennali Del Tes
                12.00% 1/1/03 ........................ EUR  173,722      167,549
                                                                     -----------
                                                                         167,549
                                                                     -----------
              Mexico - 2.05%
              United Mexican States
                7.375% 7/6/06 ........................ EUR   250,00      227,552
                8.25% 2/24/09 ........................ DEM  600,000      274,182
                9.875% 1/15/07 ....................... USD   65,000       71,240
                                                                     -----------
                                                                         572,974
                                                                     -----------

                                                                   Market
                                                      Principal    Value
                                                      Amount*      (U.S. $)
--------------------------------------------------------------------------------
              Foreign Bonds (continued)
              Netherlands - 0.98%
              Bank Neder Gemeeten
                9.125% 9/27/04 ...................... CAD   380,000   $  274,781
                                                                      ----------
                                                                         274,781
                                                                      ----------
              New Zealand - 0.42%
              New Zealand Government
                8.00% 11/15/06 .......................NZD   270,000      118,455
                                                                      ----------
                                                                         118,455
                                                                      ----------
              Poland - 3.56%
              Poland Government
                6.00% 5/24/09 ........................PLZ 1,000,000      164,319
                12.00% 10/12/03 ......................    3,700,000      830,763
                                                                      ----------
                                                                         995,082
                                                                      ----------
              South Africa - 6.28%
              Electric Supply Communication
                11.00% 6/1/08 ........................ZAR 4,500,000      546,786
              Republic of South Africa
                12.50% 1/15/02 .......................    2,000,000      245,370
                12.50% 12/21/06 ......................    2,000,000      262,135
                13.00% 8/31/10 .......................    2,800,000      385,870
              Transnet 16.50% 4/1/10 .................    2,000,000      316,993
                                                                      ----------
                                                                       1,757,154
                                                                      ----------
              Spain - 1.86%
              Spanish Government 5.15% 7/30/09 .......EUR   590,000      520,730
                                                                      ----------
                                                                         520,730
                                                                      ----------
              Supranational - 3.20%
              International Bank Reconstruction &
                Development 5.50% 11/3/08 ............NZD 1,200,000      452,313
              International Finance 6.75% 7/15/09 ....    1,100,000      443,110
                                                                      ----------
                                                                         895,423
                                                                      ----------
              Sweden - 4.07%
              Swedish Government
                8.00% 8/15/07 ........................SEK 8,000,000      869,086
                10.25% 5/5/03 ........................    2,600,000      267,655
                                                                      ----------
                                                                       1,136,741
                                                                      ----------
              United Kingdom - 1.48%
              Halifax 5.625% 7/23/07 .................DEM   900,000      412,843
                                                                      ----------
                                                                         412,843
                                                                      ----------
              Total Foreign Bonds
                (cost $11,908,484) ...................                 9,818,502
                                                                      ----------

              U.S. Treasury Obligations - 3.15%
              U.S. Treasury Bond
                6.25% 5/15/30 ........................USD   175,000      191,939
               +8.125% 8/15/19 .......................       95,000      122,283
              US Treasury Inflation Index Note
                3.625% 1/15/08 .......................      142,347      146,925
              U.S. Treasury Note
                4.625% 5/15/06 .......................       60,000       60,298
                5.00% 2/15/11 ........................      360,000      359,072
                                                                      ----------

              Total U.S. Treasury Obligations
                (cost $859,227) ......................                   880,517
                                                                      ----------

                                                                   Market
                                                      Number of    Value
Delaware Strategic Income Fund                        Shares       (U.S. $)
--------------------------------------------------------------------------------
              Common Stock - 1.33%
              Real Estate - 1.33%
              Equity Office Properties Trust .........       12,342     $370,507
                                                                        --------
              Total Common Stock
                (cost $371,127) ......................                   370,507
                                                                        --------

              Preferred Stock - 0.33%
              Centaur Funding 9.08% ..................           85       93,420
                                                                        --------

              Total Preferred Stock
                (cost $85,914)                                            93,420
                                                                        --------

                                                      Principal
                                                      Amount
                                                      ---------

              Repurchase Agreements - 2.39%
              With BNP Paribas 3.85% 8/1/01
                (dated 7/31/01, collateralized
                by $169,000 U.S.Treasury Notes
                7.50% due 11/15/01, market
                value $173,202) ......................     $170,000      170,000

              With Cantor Fitzgerald 3.85% 8/1/01
                (dated 7/31/01, collateralized by
                $71,000 U.S. Treasury Bills due
                1/3/02, market value $69,568
                and $105,000 U.S. Treasury Bills
                due 1/10/02, market value $103,388) ..      169,000      169,000
              With J.P. Morgan Chase 3.83%
                8/1/01 (dated 7/31/01, collateralized
                by $152,000 U.S. Treasury Notes
                6.625% due 4/30/02, market
                value $157,704) ......................      154,000      154,000

              With UBS Warburg 3.85% 8/1/01
                (dated 7/31/01, collateralized
                by $30,000 U.S. Treasury Notes
                5.625% due 9/30/01, market value
                $30,192 and $71,000 U.S. Treasury
                Notes 6.375% due 8/15/02, market
                value $74,702 and $71,000 U.S.
                Treasury Notes 6.25% due 2/15/03,
                market value $75,279) ................      176,000      176,000
                                                                     -----------
              Total Repurchase Agreements
                (cost $669,000) ......................                   669,000
                                                                     -----------
              Total Market Value of Securities - 98.34%
                (cost $29,799,244) ...................                27,499,097

              Receivables and Other Assets
                Net of Liabilities - 1.66% ...........                   464,489
                                                                     -----------
              Net Assets Applicable to 7,237,534
                Shares Outstanding - 100.00% .........               $27,963,586
                                                                     ===========

--------------------------------------------------------------------------------
              Net Asset Value - Delaware Strategic Income
                Fund Class A
                ($10,488,363 / 2,713,420 Shares) .................        $3.87
                                                                          -----
              Net Asset Value - Delaware Strategic Income
                Fund Class B
                ($12,718,056 / 3,292,418 Shares) .................        $3.86
                                                                          -----
              Net Asset Value - Delaware Strategic Income
                Fund Class C
                ($3,264,422 / 845,054 Shares) ....................        $3.86
                                                                          -----
              Net Asset Value - Delaware Strategic Income
                Fund Institutional Class
                ($1,492,745 / 386,642 Shares) ....................        $3.86
                                                                          -----
              Components of Net Assets at July 31, 2001:
              Shares of beneficial interest
                (unlimited authorization - no par) ...............  $41,845,823
              Distributions in excess of net
                investment income*** .............................     (819,525)
              Accumulated net realized loss
                on investments ...................................  (10,749,767)
              Net unrealized depreciation of investments
                and foreign currencies ...........................   (2,312,945)
                                                                    -----------
              Total net assets ...................................  $27,963,586
                                                                    ===========

----------
Summary of Abbreviations:
GNMA - Government National Mortgage Association
TOPrS - Trust Originated Preferred Securities

   *Principal amount is stated in the currency in which each bond is denominated.

    AUD-Australian Dollar              PLZ-Polish Zloty
    CAD-Canadian Dollar                SEK-Swedish Krona
    DEM-German Mark                    USD-U.S. Dollar
    EUR-European Monetary Unit         ZAR-South African Rand
    NZD-New Zealand Dollar

  **Non-income producing security. Security is currently in default. ***Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
****Zero coupon bond as of July 31, 2001. The interest rate shown is the step-up rate.
   +Fully or partially pledged as collateral for financial futures contracts.

Net Asset Value and Offering Price per Share -
  Delaware Strategic Income Fund
Net asset value Class A (A) ....................    $3.87

Sales charge (4.75% of offering price, or 4.91%
  of the amount invested per share) (B) ........     0.19
                                                    -----
Offering price .................................    $4.06
                                                    =====
----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations


Year Ended July 31, 2001                          Delaware Strategic Income Fund
--------------------------------------------------------------------------------

              Investment Income:
              Interest ...............................   $2,632,446
              Dividends ..............................       27,098   $2,659,544
                                                         ----------   ----------
              Expenses:
              Management fees ........................      190,553
              Distribution expenses ..................      196,525
              Dividend disbursing and transfer agent
                fees and expenses ....................      186,551
              Reports and statements to shareholders .       60,917
              Registration fees ......................       26,421
              Custodian fees .........................       20,135
              Accounting and administration fees .....       12,460
              Amortization of organization expenses ..        4,990
              Professional fees ......................        2,630
              Trustees' fees .........................        2,561
              Taxes (other than taxes on income) .....          500
              Other ..................................        5,040
                                                            -------
                                                            709,283
              Less expenses absorbed or waived .......     (290,005)
              Less expenses paid indirectly ..........       (2,777)
                                                            -------
              Total expenses .........................                  416,501
                                                                      ---------

              Net Investment Income ..................                2,243,043
                                                                      ---------

              Net Realized and Unrealized Gain (Loss) on
              Investments and Foreign Currencies:
              Net realized gain (loss) on
              Investments ............................               (2,964,526)
              Options ................................                   (1,193)
              Futures contracts ......................                    6,235
              Foreign currencies .....................                 (859,728)
                                                                      ---------
              Net realized loss ......................               (3,819,575)
              Net change in unrealized appreciation/depreciation
                of investments and foreign currencies                   805,367
                                                                      ---------



              Net Realized and Unrealized Loss on Investments
                and Foreign Currencies ...............               (3,013,845)
                                                                     ----------

              Net Decrease in Net Assets Resulting
                from Operations ......................               $ (770,802)
                                                                     ==========


                             See accompanying notes

Statements of Changes in Net Assets
                                                  Delaware Strategic Income Fund
--------------------------------------------------------------------------------

                                                               Year Ended
                                                        7/31/01         7/31/00
Increase (Decrease) in Net Assets from Operations:
Net investment income .............................  $ 2,243,043    $ 3,449,297
Net realized loss on investments and
  foreign currencies ..............................   (3,819,575)    (4,894,374)
Net change in unrealized appreciation/depreciation
  of investments and foreign currencies ...........      805,730         57,987
Net decrease in net assets resulting                  -------------------------
  from operations .................................     (770,802)    (1,387,090)
                                                      -------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
  Class A .........................................     (556,173)    (1,191,011)
  Class B .........................................     (591,870)    (1,208,162)
  Class C .........................................     (173,243)      (389,409)
  Institutional Class .............................      (62,028)      (176,998)

In excess of net investment income:
  Class A .........................................     (165,666)      (165,181)
  Class B .........................................     (176,300)      (174,208)
  Class C .........................................      (51,604)       (54,566)
  Institutional Class .............................      (18,476)       (13,888)

Return of capital:
  Class A .........................................     (300,459)            --
  Class B .........................................     (319,743)            --
  Class C .........................................      (93,590)            --
  Institutional Class .............................      (33,509)            --
                                                      -------------------------
                                                      (2,542,661)    (3,373,423)
                                                      -------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A .........................................    1,814,326      2,831,086
  Class B .........................................    2,535,864      3,279,768
  Class C .........................................      550,364        876,713
  Institutional Class .............................      808,019        773,260

Net asset value of shares issued upon reinvestment
  of dividends and distributions:
  Class A .........................................      679,334        933,011
  Class B .........................................      573,448        808,839
  Class C .........................................      212,230        303,940
  Institutional Class .............................      114,016        190,588
                                                      -------------------------
                                                       7,287,601      9,997,205
                                                      -------------------------
Cost of shares repurchased:
  Class A .........................................   (2,986,908)    (8,460,925)
  Class B .........................................   (3,092,866)    (7,206,187)
  Class C .........................................   (1,459,822)    (2,677,527)
  Institutional Class .............................     (338,642)    (3,997,655)
                                                     --------------------------
                                                      (7,878,238)   (22,342,294)
                                                     --------------------------
Decrease in net assets derived from capital
  share transactions ..............................     (590,637)   (12,345,089)
                                                     --------------------------
Net Decrease in Net Assets ........................   (3,904,100)   (17,105,602)

Net Assets:
Beginning of period ...............................   31,867,686     48,973,288
                                                     --------------------------
End of period .....................................  $27,963,586    $31,867,686
                                                     ==========================



                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Strategic Income Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     10/1/96(1)
                                                                              Year Ended                                 to
                                                             7/31/01    7/31/00        7/31/99        7/31/98         7/31/97

Net asset value, beginning of period .....................   $ 4.320    $  4.860       $   5.480      $    5.700      $   5.500

Income (loss) from investment operations:
  Net investment income(2) ...............................     0.327       0.413           0.462           0.444          0.337
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ...............................    (0.407)     (0.540)         (0.607)         (0.104)         0.204
                                                             ------------------------------------------------------------------
Total from investment operations ........................     (0.080)     (0.127)         (0.145)          0.340          0.541
                                                             ------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................    (0.201)     (0.356)         (0.440)         (0.440)        (0.341)
  Distributions in excess of net investment income .......    (0.060)     (0.057)             --              --             --
  Distributions from net realized gain on investments ....        --          --          (0.035)         (0.120)            --
  Return of capital ......................................    (0.109)         --              --              --             --
                                                             ------------------------------------------------------------------
Total dividends and distributions ........................    (0.370)     (0.413)         (0.475)         (0.560)        (0.341)
                                                             ------------------------------------------------------------------

Net asset value, end of period ...........................   $ 3.870      $4.320       $   4.860      $    5.480      $   5.700
                                                             ==================================================================

Total return(3)...........................................    (1.85%)     (2.67%)         (2.77%)          6.23%         10.11%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................   $10,488    $ 12,238       $  18,757      $   17,871      $   9,144
  Ratio of expenses to average net assets ................     1.00%       1.00%           1.00%           1.00%          1.00%
  Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .............     1.99%       1.75%           1.55%           1.73%          2.12%
  Ratio of net investment income to average net assets ...     8.06%       9.20%           8.97%           7.93%          7.76%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ...     7.07%       8.45%           8.42%           7.20%          6.64%
  Portfolio turnover .....................................      200%        127%            156%            175%           183%

------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, and 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Strategic Income Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     10/1/96(1)
                                                                             Year Ended                                  to
                                                             7/31/01    7/31/00        7/31/99        7/31/98         7/31/97


Net asset value, beginning of period .....................    $4.320    $  4.860       $   5.480      $    5.700      $   5.500

Income (loss) from investment operations:
  Net investment income(2)................................     0.297       0.378           0.424           0.402          0.308
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ...............................    (0.418)     (0.540)         (0.607)         (0.100)         0.203
                                                             ------------------------------------------------------------------
  Total from investment operations .......................    (0.121)     (0.162)         (0.183)          0.302          0.511
                                                             ------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................    (0.184)     (0.325)         (0.402)         (0.402)        (0.311)

  Distributions in excess of net investment income .......    (0.055)     (0.053)             --              --             --
  Distributions from net realized gain on investments ....        --          --          (0.035)         (0.120)            --
  Return of capital ......................................    (0.100)         --              --              --             --
                                                             ------------------------------------------------------------------
  Total dividends and distributions ......................    (0.339)     (0.378)         (0.437)         (0.522)        (0.311)
                                                             ------------------------------------------------------------------
Net asset value, end of period ...........................   $ 3.860    $  4.320       $   4.860      $    5.480      $   5.700
                                                             ==================================================================
Total return(3) ..........................................    (2.61%)     (3.63%)         (3.31%)          5.32%          9.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................   $12,718    $ 14,184       $  19,318      $   15,602      $   6,878
  Ratio of expenses to average net assets ................     1.75%       1.75%           1.75%           1.75%          1.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ..............     2.74%       2.50%           2.30%           2.48%          2.87%
  Ratio of net investment income to average net assets ...     7.31%       8.45%           8.22%           7.18%          7.01%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ...     6.32%       7.70%           7.67%           6.45%          5.89%
  Portfolio turnover .....................................      200%        127%            156%            175%           183%

---------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, and 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Strategic Income Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10/1/96(1)
                                                                               Year Ended                                to
                                                             7/31/01    7/31/00        7/31/99        7/31/98         7/31/97
Net asset value, beginning of period .....................   $ 4.320    $  4.860       $   5.480      $    5.700      $   5.500

Income (loss) from investment operations:
  Net investment income(2) ...............................     0.297       0.378           0.424           0.402          0.313
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ...............................    (0.418)     (0.540)         (0.607)         (0.100)         0.198
                                                             ------------------------------------------------------------------
  Total from investment operations .......................    (0.121)     (0.162)         (0.183)          0.302          0.511
                                                             ------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................    (0.184)     (0.325)         (0.402)         (0.402)        (0.311)
  Distributions in excess of net investment income .......    (0.055)     (0.053)             --              --             --
  Distributions from net realized gain on investments ....        --          --          (0.035)         (0.120)            --
  Return of capital ......................................    (0.100)         --              --              --             --
                                                             ------------------------------------------------------------------
  Total dividends and distributions ......................    (0.339)     (0.378)         (0.437)         (0.522)        (0.311)
                                                             ------------------------------------------------------------------

Net asset value, end of period ...........................   $ 3.860    $  4.320       $   4.860      $    5.480      $   5.700
                                                             ==================================================================
Total return(3) ..........................................    (2.84%)     (3.41%)         (3.32%)          5.32%          9.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................   $ 3,265    $  4,402       $   6,548      $    5,276      $   1,944
  Ratio of expenses to average net assets ................     1.75%       1.75%           1.75%           1.75%          1.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ..............     2.74%       2.50%           2.30%           2.48%          2.87%
  Ratio of net investment income to average net assets....     7.31%       8.45%           8.22%           7.18%          7.01%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly....     6.32%       7.70%           7.67%           6.45%          5.89%
  Portfolio turnover......................................      200%        127%            156%            175%           183%

-------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, and 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Strategic Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10/1/96(1)
                                                                                      Year Ended                              to
                                                                 7/31/01        7/31/00        7/31/99        7/31/98       7/31/97
Net asset value, beginning of period .....................       $  4.310       $  4.850       $  5.470       $  5.700      $ 5.500

Income (loss) from investment operations:
  Net investment income(2) ...............................          0.338          0.424          0.475          0.458        0.367
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ...............................         (0.408)        (0.540)        (0.603)        (0.111)       0.187
                                                                 ------------------------------------------------------------------
  Total from investment operations .......................         (0.070)        (0.116)        (0.128)         0.347        0.554
                                                                 ------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................         (0.207)        (0.365)        (0.457)        (0.457)      (0.354)
  Distributions in excess of net investment income .......         (0.062)        (0.059)            --             --           --
  Distributions from net realized gain on investments ....             --             --         (0.035)        (0.120)          --
  Return of capital ......................................         (0.111)            --             --             --           --
                                                                 ------------------------------------------------------------------
  Total dividends and distributions ......................         (0.380)        (0.424)        (0.492)        (0.577)      (0.354)
                                                                 ------------------------------------------------------------------
Net asset value, end of period ...........................       $  3.860       $  4.310       $  4.850       $  5.470      $ 5.700
                                                                 ==================================================================
Total return(3) ..........................................         (1.61%)        (2.45%)        (2.46%)         6.36%       10.36%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................       $  1,493       $  1,044       $  4,350       $  3,764      $ 3,405
  Ratio of expenses to average net assets ................          0.75%          0.75%          0.75%          0.75%        0.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ..............          1.74%          1.50%          1.30%          1.48%        1.87%
  Ratio of net investment income to average net assets ...          8.31%          9.45%          9.22%          8.18%        7.90%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ...          7.32%          8.70%          8.67%          7.45%        6.78%
  Portfolio turnover .....................................           200%           127%           156%           175%         183%

------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, and 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the managers.

                             See accompanying notes
                                                                              17

Notes to Financial Statements



July 31, 2001
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware Strategic Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. If on a particular day a security does not trade then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Notes to Financial Statements



July 31, 2001
--------------------------------------------------------------------------------
Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income
(loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Fund declares and pays dividends from net investment income monthly and declares and pays distributions from net realized gain on investment transactions, if any, semi-annually.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed-income securities. The Fund does not amortize market discount and premium on fixed-income securities, but recognizes the discount and premium at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $670 for the year ended July 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These earnings credits for the year ended July 31, 2001 were approximately $2,107. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL an annual fee which is equal to one third of its Investment Management fees. The Fund does not pay any fees directly to DIAL.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed 0.75% of average daily net assets of the Fund through September 30, 2001.

--------------------------------------------------------------------------------
The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A shares' average daily net assets. No distribution expenses are paid by Institutional Class shares.

At July 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment Management fee payable to DMC ............................ $8,107

Dividend disbursing, transfer agent fees, accounting
  and other expenses payable to DSC ................................. 12,240

Other expenses payable to DMC and affiliates ......................... 4,437

For the year ended July 31, 2001, DDLP earned $4,347 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC, DDLP and DIAL are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2001, the Fund made purchases of $48,385,487 and sales of $49,481,427 of investment securities other than U.S. government securities and short-term investments.

At July 31, 2001, the cost of investments for federal income tax purposes was $29,808,013. At July 31, 2001, net unrealized depreciation was $2,308,916 of which $341,311 related to unrealized appreciation of investments and $2,650,227 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of July 31, 2001 of $8,862,241 which may be carriedforward and applied against future capital gains. Such capital loss carry forwards expire as follows:
$4,111,328 in 2008 and $4,750,913 in 2009.

--------------------------------------------------------------------------------
4. Capital Shares

Transactions in capital shares were as follows:

                                           Year Ended
                                        7/31/01   7/31/00
Shares sold:
  Class A . . . . . . . . . . . . . .   442,324     617,140
  Class B . . . . . . . . . . . . . .   625,341     714,034
  Class C . . . . . . . . . . . . . .   134,755     190,656
  Institutional Class . . . . . . . .   201,130     171,608


Shares issued upon reinvestment of
  dividends and distributions:
  Class A . . . . . . . . . . . . . .   168,299     204,284
  Class B . . . . . . . . . . . . . .   142,147     176,704
  Class C . . . . . . . . . . . . . .    52,570      66,523
  Institutional Class . . . . . . . .    28,403      41,256
                                      ---------   ---------
                                      1,794,969   2,182,205
                                      ---------   ---------

Shares repurchased:
  Class A . . . . . . . . . . . . . .  (731,178) (1,844,994)
  Class B . . . . . . . . . . . . . .  (761,563) (1,577,164)
  Class C . . . . . . . . . . . . . .  (362,083)   (583,482)
  Institutional Class . . . . . . . .   (84,791)   (867,552)
                                      ---------   ---------
                                     (1,939,615) (4,873,192)
                                      ---------   ---------
Net decrease . . . . . . . . . . . .   (144,646) (2,690,987)
                                      =========   =========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding at July 31, 2001, or at any time during the year.

6. Foreign Exchange Contracts
In the event the Fund enters into forward foreign currency exchange contracts, it will generally do so as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

--------------------------------------------------------------------------------
Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at July 31, 2001.

7. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at July 31, 2001 were as follows:

  Contracts                      Notional            Expiration      Unrealized
To Buy (Sell)                 Cost (Proceeds)           Date         Gain (Loss)
------------                   --------------        ----------       ----------
(1) U.S. Treasury 20 year Bond   ($98,977)             09/01          ($5,054)

--------------------------------------------------------------------------------
7. Futures Contracts (continued)
The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

8. Swap Agreements
During the year ended July 31, 2001, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At July 31, 2001, the Fund had no total return swap agreements outstanding.

9. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of net assets in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

--------------------------------------------------------------------------------
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

10. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the year ended July 31, 2001, the Fund designates distributions paid during the year as follows:

   (A)                     (B)
Long-Term               Ordinary                      (D)
Capital Gains            Income         (C)          Total              (E)
Distributions        Distributions   Return of    Distributions      Qualifying
(Tax Basis)           (Tax Basis)     Capital     (Tax Basis)       Dividends(1)
-------------        -------------   ---------    -------------     ------------

    0%                    70%           30%           100%              1%

(A), (B) and (C) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.


------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors



--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Income Funds -- Delaware Strategic Income Fund

We have audited the accompanying statement of net assets of Delaware Strategic Income Fund (the "Fund") as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Strategic Income Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP
                                                  ---------------------

Philadelphia, Pennsylvania
September 7, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.



Growth of Capital                              International and Global                  Tax-Exempt Income
   o   Technology and Innovation                  o   Emerging Markets Fund                 o   National High-Yield
        Fund                                      o   Overseas Equity Fund+                      Municipal Bond Fund
   o   American Services Fund                     o   International Value                   o   Tax-Free USA Fund
   o   Select Growth Fund                              Equity Fund***                       o   Tax-Free Insured Fund
   o   Trend Fund                                                                           o   Tax-Free USA
   o   Growth Opportunities Fund               Current Income                                    Intermediate Fund
   o   Small Cap Growth Fund                      o   Delchester Fund                       o   State Tax-Free Funds*
   o   Small Cap Value Fund                       o   High-Yield
   o   U.S. Growth Fund                                Opportunities Fund                Stability of Principal
   o   Tax-Efficient Equity Fund+                 o   Strategic Income                      o   Cash Reserve Fund
   o   Social Awareness Fund                           Fund                                 o   Tax-Free Money Fund
   o   Core Equity Fund**                         o   Corporate Bond Fund
                                                  o   Extended Duration                  Asset Allocation
Total Return                                           Bond Fund                            o   Foundation Funds
   o   Blue Chip Fund+                            o   American Government                         Growth Portfolio
   o   Devon Fund                                      Bond Fund                                  Balanced Portfolio
   o   Growth and Income Fund                     o   U.S. Government                             Income Portfolio
   o   Decatur Equity                                  Securities Fund+
        Income Fund                               o   Limited-Term
   o   REIT Fund                                       Government Fund
   o   Balanced Fund

  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund

***Formerly International Equity Fund

  +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)





For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Strategic Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                            Thomas F. Madison                              Investment Manager
                                             President and Chief Executive Officer          Delaware Management Company
Charles E. Haldeman, Jr.                     MLM Partners, Inc.                             Philadelphia, PA
Chairman                                     Minneapolis, MN
Delaware Investments Family of Funds                                                        International Affiliate
Philadelphia, PA                             Janet L. Yeomans                               Delaware International Advisers Ltd.
                                             Vice President and Treasurer                   London, England
Walter P. Babich                             3M Corporation
Board Chairman                               St. Paul, MN                                   National Distributor
Citadel Constructors, Inc.                                                                  Delaware Distributors, L.P.
King of Prussia, PA                                                                         Philadelphia, PA

David K. Downes                              AFFILIATED OFFICERS                            Shareholder Servicing, Dividend
President and Chief Executive Officer                                                       Disbursing and Transfer Agent
Delaware Investments Family of Funds         William E. Dodge                               Delaware Service Company, Inc.
Philadelphia, PA                             Executive Vice President and                   Philadelphia, PA
                                             Chief Investment Officer, Equity
John H. Durham                               Delaware Investments Family of Funds           2005 Market Street
Private Investor                             Philadelphia, PA                               Philadelphia, PA 19103-7057
Horsham, PA
                                             Jude T. Driscoll
John A. Fry                                  Executive Vice President and
Executive Vice President                     Head of Fixed Income
University of Pennsylvania                   Delaware Investments Family of Funds
Philadelphia, PA                             Philadelphia, PA

Anthony D. Knerr                             Richard J. Flannery
Consultant                                   President and Chief Executive Officer
Anthony Knerr & Associates                   Delaware Distributors, L.P.
New York, NY                                 Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC






(5013)                                                        Printed in the USA
AR-125 [7/01] CG 9/01                                                      J7410